UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 20, 2026

KRONOS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas (Address of principal executive offices)	75240-2620 (Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2026, James M. Buch, chief executive officer of the registrant, provided notice to the registrant of his retirement, effective as of February 27, 2026, as a director and chief executive officer the registrant. In connection with his retirement as a director and officer of the registrant, Mr. Buch also provided notice to the registrant’s affiliate Contran Corporation (“Contran”), the privately-held parent corporation of the registrant, that he will retire as an officer of Contran effective as of February 27, 2026.

Following such retirement notice of Mr. Buch, the registrant’s board of directors took action to elect Brian W. Christian as a director and as president and chief executive officer of the registrant, in each case effective as of February 27, 2026.

Mr. Christian, age 47, has served as president of the registrant since May 2025. He previously served as the registrant’s chief operating officer from 2023 to February 2026, as its executive vice president from 2016 until May 2025, as its chief strategy officer from 2021 to 2023, as its vice president, strategic business development from 2011 to 2016, and as its manager of strategic and financial planning from 2009 to 2011. He currently serves as executive vice president of Contran. Mr. Christian has served in strategic and financial planning positions (including officer positions) with various companies related to the registrant and Contran since 2006.

Mr. Christian is an employee of Contran and provides his services to the registrant under an intercorporate services agreement between the registrant and Contran. For a description of the intercorporate services agreement, see “Certain Relationships and Transactions” in the registrant’s 2025 proxy statement, which description is incorporated herein by reference. In addition, for a discussion of potential conflicts of interest of officers who serve more than one corporation, see “Certain Relationships and Transactions” in the 2025 proxy statement, which discussion is also incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on February 25, 2026, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1	Press release dated February 25, 2026 issued by the registrant.

104Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

Date: February 25, 2026	By:	/s/ Bradley E. Troutman
Bradley E. Troutman,
Senior Vice President and Chief Financial Officer